                      EXHIBIT 99.02 - OFFICER CERTIFICATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Xcel Energy Inc. (Xcel Energy) on Form 10-Q for the quarter ended Sept. 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (Form 10-Q), each of the undersigned officers of the Xcel Energy certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Xcel Energy as of the dates and for the periods expressed in the Form 10-Q.



Date: November 18, 2002
                                       /s/ Wayne H. Brunetti
                                       -----------------------------------------
                                       Wayne H. Brunetti
                                       Chairman, President and Chief Executive
                                       Officer

                                       /s/ Richard C. Kelly
                                       -----------------------------------------
                                       Richard C. Kelly
                                       Vice President and Chief Financial
                                       Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.